Heritage Oaks Bancorp
Expect More

KBW Annual Community Bank
Investor Conference
July 27, 2009

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, “expects”, and words of similar impact, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the ongoing financial crisis in the United States, and the response of the federal and state government and our regulators thereto, general economic conditions and California’s energy crisis, the recent fluctuations in U.S. markets resulting, in part, from problems related to sub-prime lending, the recent downturn in the California real-estate market, general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, as well as economic, political and global changes arising from the war on terrorism (Refer to the Company’s December 31, 2008 10-K, ITEM 1A. Risk Factors). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Company History

1993 L. Ward Joined Bank
1994 Holding Company Formed
1994 – 2000
5 De Novo Branches Opened
2 Branches Purchased
2001 4 Branches Purchased
Net 1 New Branch

(Dollars in Millions)



Assets
$1,000
$800
$600
$400
$200
$0
$55
$215
$442
$746
$806
$881
1993
2001
2003
2007
2008
Jun-09



Earnings
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,739
$3,596
$4,584
$6,637
$6,662
$6,917
$1,646
$1,348
2002
2003
2004
2005
2006
2007
2008
Jun-09

(Dollars in Thousands)

2003 Acquired Hacienda Bank Net 2 New Branches
2006 1 De Novo Branch Opened
2007 Acquired Business First Bank
2 Branches in City of Santa Barbara, Ca
2008 1 De Novo Branch Opened

Current Market Areas: 15 Branch Locations


San Francisco
Novato
Napa
Davis
Lodi
Antioch
Manteca
Pacifica
Palo Alto
Campbell
Turlock
Merced
Santa Cruz
Gilroy
Madera
Clovis
Fresno
Hanford
Porterville
Bakersfield
Lompoc
101
Palmcale
Yucaipa
Culver City
Costa Mesa
San Clemente
Oceanside
Carlsbad
San Diego
Hemet
Temecula
210
Copyright (C) 2007 SNL Financial LC. All rights reserved
0
125mi

Halfway between San Francisco and Los Angeles on US101 and on the main Hwy 46 corridor to the coast from Fresno and Bakersfield

Within 2-3 hours driving time of approximately 20 million people

Heritage is Centrally Located and the Leading Community Bank on the Central Coast

Heritage Oaks Bancorp
Expect More

Distinct Market Areas

- Northern San Luis Obispo County – Five Branches, Paso Robles (2) , Atascadero, Templeton and San Miguel
- San Luis Obispo City – Two Branches
- Coastal Area – Three Branches
  Arroyo Grande, Cambria and Morro Bay
- Northern Santa Barbara County- Three Branches Santa Maria (2), Orcutt
- Santa Barbara County- City of Santa Barbara- Two Branches

May 2009 Unemployment Rate: California 11.5%
SLO County 8.4% and SB County 7.6%

Heritage is Capitalizing on Market Diversity and Poised for Growth

2009 Highlights

Growth in 2009:

Total Assets	9.4%
Gross Loans	2.6%
Demand Deposits	21.5%
Total Deposits	16.6%
Brokered Funds/ FHLB Borrowing	(34.3%)

Strong Capital Levels at June 30, 2009:

Total Risk Based		
	Company	13.2%
	Bank	12.5%
Tangible Common Equity		
	Company	7.0%
	Bank	8.4%

Interest Rate Sensitivity

Favorable Margin
Relatively Stable Amid Volatile Rate Shifts


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	2002	2003	2004	2005	2006	2007	2008	Jun-09
Prime Rate	4.25%	4.00%	5.25%	7.25%	8.25%	7.25%	3.25%	3.25%
Yield EA	6.45%	5.95%	5.95%	6.93%	7.99%	8.13%	6.95%	6.19%
COF	1.35%	1.09%	0.82%	1.15%	2.06%	2.72%	1.79%	1.27%
Net Int Margin	5.04%	4.82%	5.10%	5.78%	5.94%	5.47%	5.21%	4.97%

1.65% Average Cost of Deposits for Q2 2009

Deposit Mix at June 30, 2009



Deposit Growth
(dollars in thousands)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2001
2002
2003
2004
2005
2006
2007
2008
Jun-09
Demand
NOW
MMDA/Savings
CD's



Broker CD 4%
Brokered MM 1%
CDs >100 14%
Demand 25%
CDs <100 16%
NOW 9%
Money Market/Savings 31%

Core Deposits at 81% Remain the Foundation of our Balance Sheet

Heritage is focused on Building Core Deposit Relationships

Construction/Land Breakout

June 30, 2009

80 Construction Loans
Total $63.5 million
Single Largest $7.4 million for a Hotel

73 Land Loans
Total $57.1 million
Single Largest $12.2 million on RE Tract Development-Original LTV 54% Current Cash Flows from Rock Quarry Operation


Construction
Hospitality 20%
Single family residential 23%
Commercial 27%
Single family residential - Spec. 16%
Multi-family 9%
Tract 5%


Land
Tract 53%
Multi-family 3%
Single family residential - Spec. 4%
Commercial 19%
Single family residential 14%
Hospitality 7%

Diversity in Construction/Land Based Lending

RE Secured Loan Breakout

June 30, 2009

806 RE Secured Loans
Total $382.5 million
42% Owner Occupied

101 Professional Loans
Total $70.2 million
Single Largest $8.9 million
41% Owner Occupied

41 Hospitality Loans
Total $70.5 million
Single Largest $10.9 million

108 Commercial
Total $76.2 million
Single Largest $4.7 million
49% Owner Occupied



Real Estate Secured
Retail 12%
Professional 18%
Other 5%
Hospitality 18%
Commercial 19%
Multi-family 5%
Restaurants / food establishments 2%
Home equity lines of credit 8%
Healthcare / medical 4%
Farmland 3%
Residential 1 to 4 family 6%

Diversity in Commercial Real Estate Based Lending

C&I Loan Breakout

June 30, 2009

1,096 C&I Loans
Total $171.2 million
Single Largest $11.4 million



Commercial & Industrial
Media & Information Services 6%
Financial Services 10%
Real-Estate / Rental and Leasing 10%
Transportation and Warehousing 2%
Professional Services 11%
Wholesale and Retail 10%
Healthcare / Medical & Social Services 12%
Manufacturing 7%
Construction 12%
Restaurants and Hospitality 12%
Oil / Gas and Utilities 1%
Agriculture 2%
All Other 5%

Diversity in C&I Based Lending

Heritage Oaks Bancorp
Expect More

Non-Performing Assets

	Jun-09	Mar-09	Dec-08	Jun-08
Commercial real-estate	$ 2,776	$ 3,076	$ 1,961	$ 852
Residential 1-4 family	392	392	265	712
Home equity lines of credit	320	320	320	-
Commercial	5,316	7,309	7,060	1,236
Agriculture	384	-	-	-
Construction	2,267	5,282	5,990	10,009
Land	511	3,825	2,720	591
Installment	132	87	11	14
Total non-accruing loans	$ 12,098	$ 20,291	$ 18,327	$ 13,414
Lns Past Due >89days	140	-	348	93
Total non-performing loans	12,238	20,291	18,675	13,507
OREO	6,669	2,893	1,337	197
Total non-performing assets	$ 18,907	$ 23,184	$ 20,012	$ 13,704

$3.1 million OREO in Escrow to Close by Mid-August

Heritage Oaks Bancorp
Expect More

Non-Performing Loans

June 30, 2009

		Portfolio Balance		NPLs	NPL %
Real Estate Secured					
Multi-family residential	$	17,414	$	-	0.0%
Residential 1 to 4 family		23,626		392	1.7%
Home equity lines of credit		29,049		320	1.1%
Commercial		302,735	$	2,776	0.9%
Farmland		9,639		-	0.0%
Total RE		382,463		3,488	0.9%
Commercial					
Commercial and industrial		171,208		5,316	3.1%
Agriculture		14,231		384	2.7%
Other		491		-	0.0%
Total C&I		185,930		5,700	3.1%
Construction					
Single family residential		14,710		678	4.6%
Single family residential - Spec.		10,338		1,589	15.4%
Tract		3,202		-	0.0%
Multi-family		5,648		-	0.0%
Hospitality		12,388		-	0.0%
Commercial		17,215		-	0.0%
Total Construction		63,501		2,267	3.6%
Land		57,149		511	0.9%
Other		8,811		132	1.5%
Total Gross Loans	$	697,854	$	12,098	1.7%

11 loans
Largest for
$3.6 million

Conservative Underwriting-Not Immune to Negative Effects
of Current Economic Environment

Heritage Oaks Bancorp
Expect More

Asset Quality Ratios

ASSET QUALITY RATIOS	Jun-09	Mar-09	Dec-08	Jun-08
Non-performing loans to total gross loans	1.75%	2.93%	2.75%	2.05%
Non-performing loans as a % of ALLL	110.19%	194.56%	179.36%	166.18%
Non-performing loans as a % of total assets	1.39%	2.33%	2.32%	1.69%
Non-performing loans to primary capital	13.40%	22.14%	26.67%	19.06%
Non-performing assets to total assets	2.15%	2.66%	2.48%	1.71%
Allowance for loan losses to total gross loans	1.59%	1.51%	1.53%	1.23%
Net charge-offs to average loans outstanding	0.29%	0.30%	0.88%	0.14%

18.4% Improvement in NPAs on Linked Qtr Basis

Asset Quality

June 30, 2009

Internal "Watch" List Expanding Reflective of Economic Slowing

Precautionary Actions by Management:

1. pro-actively identifying credit weaknesses early in the collection cycle
2. increased oversight frequency of Watch List Credits
3. devoting additional internal resources to monitoring of Watch List Credits
4. increased provision to ALLL

Devoting Resources to Special Assets Department